Exhibit (c)(iii)(F)
Appropriation Bill

2011-12
Budget Paper No. 5

First print
Appropriation Bill 2011
Explanatory note
This explanatory note relates to this Bill as introduced into Parliament.
Overview of Bill
The object of this Bill is to appropriate from the Consolidated Fund various sums of money required during the 2011—2012 financial year for the recurrent services and capital works and services of the Government, including:
(a) the principal departments, and
(b) various special offices, and
(c) the Legislature.
The Consolidated Fund largely comprises receipts from, and payments out of, taxes, fines, some regulatory fees, Commonwealth grants and income from Crown assets. The Bill contains an additional appropriation which allocates revenue raised in connection with gaming machine taxes to the Minister for Health for spending on health related services.
The Bill provides for appropriation for the whole of the 2011—12 financial year and incorporates the supply appropriation effected by the Appropriation (Supply and Budget Variations) Act 2011.

Appropriation Bill 2011
Explanatory note
Outline of provisions
Part 1 Preliminary
Clause 1 sets out the name (also called the short title) of the proposed Act.
Clause 2 provides for the commencement of the proposed Act on the date of assent to the proposed Act.
Clause 3 interprets a reference to the financial year to which the proposed Act relates and defines the term Supply Act for the purposes of the proposed Act.
Clause 4 is an interpretive provision relating to expenses and capital expenditure information included in the proposed Act.
Part 2 Appropriation (Departments)
Part 2 (clauses 5—18) provides for the appropriations for the recurrent services and capital works and services of the specified departments for the financial year of 2011—2012. The amounts appropriated are:
(a) $52,739,005,000 for recurrent services, and
(b) $6,522,200,000 for capital works and services.
Part 3 Additional appropriation for health related services
Part 3 (clauses 19 and 20) makes an additional appropriation of $246,000,000 to the Minister for Health and Minister for Medical Research, with this being part of the revenue raised from gaming machine taxes.
Part 4 Appropriation (Special Offices)
Part 4 (clauses 21—30) provides for the appropriations for the recurrent services and capital works and services of the specified offices for the financial year of 2011—2012. The total amounts appropriated are:
(a) $285,001,000 for recurrent services, and
(b) $14,202,000 for capital works and services.
Part 5 Appropriation (Parliament)
Part 5 (clauses 31 and 32) provides for the appropriations for the recurrent services and capital works and services of the Legislature for the financial year of 2011—2012. The amounts appropriated are:
(a) $116,599,000 for recurrent services, and
(b) $8,636,000 for capital works and services.
Explanatory note page 2

Appropriation Bill 2011
Explanatory note
Part 6 General
Part 6 (clauses 33—36) provides for general matters related to the appropriations set out in Parts 2—5 of the proposed Act.
Clause 33 enables the Treasurer to authorise payment for a purpose, in excess of the sum appropriated for the purpose, in specified circumstances. Clause 34 allows this function to be delegated by the Treasurer.
Clause 35 allows the Treasurer to apply an appropriation differently in the event that esponsibility for a service or function is transferred.
Clause 36 allows a Minister to table a Budget Paper in the Legislative Assembly by presenting it to the Clerk of the Legislative Assembly, if the Legislative Assembly is not sitting when the Budget Paper is sought to be tabled.
Explanatory note page 3

First print
Appropriation Bill 2011
Contents

			Page
Part 1	Preliminary

	1	Name of Act	2
	2	Commencement	2
	3	Interpretation	2
	4	Expenses and capital expenditure information	2

Part 2	Appropriation (Departments)

	Division 1 General appropriation

	5	General appropriation from Consolidated Fund 2011 — 12 for recurrent services (Departments)	3
	6	General appropriation from Consolidated Fund 2011 — 12 for capital works and services (Departments)	3

	Division 2 Attorney General and Justice

	7	Department of Attorney General and Justice	4

Appropriation Bill 2011
Contents

			Page
	Division 3 Education and Communities

	8	Department of Education and Communities	5

	Division 4 Family and Community Services

	9	Department of Family and Community Services	7

	Division 5 Finance and Services

	10	Department of Finance and Services	8

	Division 6 Health

	11	Department of Health	10

	Division 7 Premier and Cabinet

	12	Department of Premier and Cabinet	11

	Division 8 Planning and Infrastructure

	13	Department of Planning and Infrastructure	13

	Division 9 Trade and Investment, Regional Infrastructure and Services

	14	Department of Trade and Investment, Regional Infrastructure and Services	14

	Division 10 Transport

	15	Department of Transport	15

	Division 11 Treasury

	16	The Treasury	16
	17	Crown Finance Entity	17
	18	Advance to the Treasurer	18

Part 3	Additional appropriation for health related services

	19	Additional appropriation from Consolidated Fund 2011 — 12 for recurrent services	19
	20	Special appropriation to Minister for Health — additional revenue from gaming machine taxes	19

Part 4	Appropriation (Special Offices)

	Division 1 General appropriation

	21	Appropriation from Consolidated Fund 2011 — 12 for recurrent services (Special Offices)	20
	22	Appropriation from Consolidated Fund 2011 — 12 for capital works and services (Special Offices)	20
Contents page 2

Appropriation Bill 2011
Contents

			Page
	Division 2 Special Offices

	23	Judicial Commission of New South Wales	21
	24	Office of the Director of Public Prosecutions	21
	25	Independent Commission Against Corruption	22
	26	Independent Pricing and Regulatory Tribunal	23
	27	New South Wales Electoral Commission	24
	28	Ombudsman's Office	24
	29	Police Integrity Commission	25
	30	Public Service Commission	26

Part 5	Appropriation (Parliament)

	31	Appropriation for recurrent services (Parliament)	27
	32	Appropriation for capital works and services (Parliament)	27

Part 6	General

	33	Variation of authorised payments from Consolidated Fund	29
	34	Appointment of person to carry out the functions of the Treasurer under section 33	29
	35	Delayed restructures	30
	36	Tabling of Budget Papers	30
Contents page 3

Appropriation Bill 2011
No , 2011
A Bill for
An Act to appropriate out of the Consolidated Fund sums for the recurrent services and capital works and services of the Government for the year 2011—12; and for other purposes.

Clause 1	Appropriation Bill 2011

Part 1	Preliminary

The Legislature of New South Wales enacts:
Part 1 Preliminary
1	Name of Act

This Act is the Appropriation Act 2011.
2	Commencement

This Act commences on the date of assent to this Act.
3	Interpretation
(1)	In this Act:
Supply Act includes the supply provisions of the Appropriation (Supply and Budget Variations) Act 2011.
(2)	In this Act, a reference to the year 2011—12 is a reference to the year from 1 July 2011 to 30 June 2012.
4	Expenses and capital expenditure information
(1)	A note included in this Act that is described as “expenses” sets out the expenses for the recurrent services of the body for which an appropriation is made by this Act, disaggregated across the relevant service groups.
(2)	A note included in this Act that is described as “capital expenditure” sets out the expenditure on capital works and services of the body for which an appropriation is made by this Act, disaggregated across the relevant service groups.
(3)	A note referred to in subsection (1) or (2) is included for information only and does not form part of this Act.

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2

3

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5

6

7

8 9 10

11 12

13

14 15 16 17

18 19 20 21

22 23

Appropriation Bill 2011	Clause 5

Appropriation (Departments)	Part 2

Part 2 Appropriation (Departments)
Division 1 General appropriation
5	General appropriation from Consolidated Fund 2011—12 for recurrent services (Departments)
(1)	Out of the Consolidated Fund there are hereby appropriated the sums identified in sections 7—18, as sums appropriated by this Act for recurrent services, which sums may be issued and applied for or towards the several uses and purposes expressed in those sections for recurrent services for the year 2011—12.
(2)	The total sum appropriated out of the Consolidated Fund for recurrent services for the year 2011—12 in accordance with the provisions of sections 7—18 is the sum of $52,739,005,000.
(3)	Any amounts expended for recurrent services under section 25 of the Public Finance and Audit Act 1983 or any Supply Act on or after 1 July 2011 and before the date of assent to this Act are taken to have been expended out of such of the sums for recurrent services set out in sections 7—18, as may be determined by the Treasurer.
6	General appropriation from Consolidated Fund 2011—12 for capital works and services (Departments)
(1)	Out of the Consolidated Fund there are hereby appropriated the sums identified in sections 7—18, as sums appropriated by this Act for capital works and services, which sums may be issued and applied for or towards the several uses and purposes expressed in those sections for capital works and services for the year 2011—12.
(2)	The total sum appropriated out of the Consolidated Fund for capital works and services for the year 2011—12 in accordance with the provisions of sections 7—18 is the sum of $6,522,200,000.
(3)	Any amounts expended for capital works and services under section 25 of the Public Finance and Audit Act 1983 or any Supply Act on or after 1 July 2011 and before the date of assent to this Act are taken to have been expended out of such of the sums for capital works and services set out in sections 7—18, as may be determined by the Treasurer.

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3 4

5 6 7 8 9

10 11 12

13 14 15 16 17 18 19

20 21 22 23 24

25 26 27

28 29 30 31 32

Clause 7	Appropriation Bill 2011

Part 2	Appropriation (Departments)

Division 2 Attorney General and Justice
7 Department of Attorney General and Justice
(1)	Recurrent appropriation

The sum of $4,979,841,000 is appropriated to the Attorney General and Minister for Justice for the recurrent services of the Department of Attorney General and Justice.

Note (expenses): This recurrent appropriation will fund expenses of $5,537,898,000, disaggregated as follows:

1

2

3

4 5 6 7 8

		$	,000
01	Legal, Policy and Regulatory Services		57,154
02	Court Services		450,427
03	Court Support Services		95,361
04	Crime Prevention and Community Services		119,975
05	Registry of Births, Deaths and Marriages		23,924
06	Crown Solicitor’s Office		54,826
07	Business and Personnel Services		59,980
08	Custody Management		763,472
09	Supervision of Offenders in the Community		158,069
10	Offenders Program		161,090
11	Community Based Services		70,405
12	Juvenile Custodial Services		130,602
13	Cluster Grant Funding		3,392,613

	Total		5,537,898

Appropriation Bill 2011	Clause 8

Appropriation (Departments)	Part 2

(2)	Capital appropriation

The sum of $173,209,000 is appropriated to the Attorney General and Minister for Justice for the capital works and services of the Department of Attorney General and Justice.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $180,282,000, disaggregated as follows:

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2
3
4
5
6

		$	,000
01	Legal, Policy and Regulatory Services		1,512
02	Court Services		19,101
03	Court Support Services		2,288
04	Crime Prevention and Community Services		1,315
05	Registry of Births, Deaths and Marriages		9,767
06	Crown Solicitor’s Office		1,550
07	Custody Management		99,066
08	Community Based Services		6,566
09	Juvenile Custodial Services		39,117

	Total		180,282

Division 3 Education and Communities
8 Department of Education and Communities
(1)	Recurrent appropriation

The sum of $11,679,254,000 is appropriated to the Minister for Education for the recurrent services of the Department of Education and Communities.

Note (expenses): This recurrent appropriation will fund expenses of $13,764,039,000, disaggregated as follows:

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8

9

10
11
12
13
14

		$	,000
01	Early Childhood Education Services		278,740
02	Primary Education Services in Government Schools		5,189,724

Clause 8	Appropriation Bill 2011

Part 2	Appropriation (Departments)

		$	,000
03	Secondary Education Services in Government Schools		4,729,439
04	Non-Government Schools		915,529
05	TAFE NSW and Community Education		1,825,602
06	Vocational Education and Training		395,998
07	Sport and Recreation Services		133,240
08	Support Aboriginal Culture and Community Resilience		22,872
09	Citizenship and Communities		57,477
10	Personnel Services		27,528
11	Cluster Grant Funding		187,890

	Total		13,764,039

(2)	Capital appropriation

The sum of $694,184,000 is appropriated to the Minister for Education for the capital works and services of the Department of Education and Communities.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $752,242,000, disaggregated as follows:
1
2
3
4
5
6

		$	,000
01	Primary Education Services in Government Schools		414,493
02	Secondary Education Services in Government Schools		225,764
03	TAFE NSW and Community Education		98,149
04	Sport and Recreation Services		11,953
05	Support Aboriginal Culture and Community Resilience		84
06	Citizenship and Communities		1,799

	Total		752,242

Appropriation Bill 2011	Clause 9

Appropriation (Departments)	Part 2

Division 4 Family and Community Services
9 Department of Family and Community Services
(1)	Recurrent appropriation

The sum of $4,792,042,000 is appropriated to the Minister for Family and Community Services and Minister for Women for the recurrent services of the Department of Family and Community Services.

Note (expenses): This recurrent appropriation will fund expenses of $5,255,782,000, disaggregated as follows:
1
2
3
4
5
6
7
8

		$	,000
01	Community Support for People with a Disability, their Family and Carers		1,222,317
02	Short-term Interventions for People with a Disability, their Family and Carers		386,053
03	Supported Accommodation for People with a Disability		1,192,637
04	Community Development and Support		283,417
05	Child, Youth and Family Prevention and Early Intervention Services		168,631
06	Statutory Child Protection		424,775
07	Out-of-Home Care		700,331
08	Housing Policy and Assistance		801,436
09	Shared Services—Businesslink		76,185

	Total		5,255,782

Clause 10	Appropriation Bill 2011

Part 2	Appropriation (Departments)

(2)	Capital appropriation

The sum of $120,919,000 is appropriated to the Minister for Family and Community Services and Minister for Women for the capital works and services of the Department of Family and Community Services.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $120,919,000, disaggregated as follows:

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3
4
5
6

		$,000
01	Community Support for People with a Disability,
	their Family and Carers	6,827
02	Short-term Interventions for People with a Disability,
	their Family and Carers	9,649
03	Supported Accommodation for People with a
	Disability	65,900
04	Community Development and Support	1,249
05	Child, Youth and Family Prevention and Early Intervention Services	5,778
06	Statutory Child Protection	21,118
07	Out-of-Home Care	10,398

	Total	120,919

Division 5	Finance and Services

10 Department of Finance and Services

(1)	Recurrent appropriation

The sum of $515,878,000 is appropriated to the Minister for Finance and Services and Minister for the Illawarra for the recurrent services of the Department of Finance and Services.

Note (expenses): This recurrent appropriation will fund expenses of $1,478,775,000, disaggregated as follows:

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8

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10
11
12
13
14

		$,000
01	Finance, Policy and Strategy	229,834
02	Government Services	413,910

Appropriation Bill 2011	Clause 10

Appropriation (Departments)	Part 2

		$	,000
03	State Revenue		194,301
04	Fair Trading		168,161
05	Public Works		196,244
06	Land and Property Information		183,982
07	Personnel Services		92,343

	Total		1,478,775

(2)	Capital appropriation

The sum of $70,483,000 is appropriated to the Minister for Finance and Services and Minister for the Illawarra for the capital works and services of the Department of Finance and Services.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $394,035,000, disaggregated as follows:

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2 3 4 5 6

		$	,000
01	Finance, Policy and Strategy		5,610
02	Government Services		333,781
03	State Revenue		18,866
04	Fair Trading		8,707
05	Public Works		6,571
06	Land and Property Information		20,500

	Total		394,035

Clause 11	Appropriation Bill 2011

Part 2	Appropriation (Departments)

Division 6 Health
11 Department of Health
(1)	Recurrent appropriation

The sum of $12,851,141,000 is appropriated to the Minister for Health and Minister for Medical Research for the recurrent services of the Department of Health.

Note (expenses): This recurrent appropriation and the appropriation under section 20 will fund expenses of $16,420,946,000, disaggregated as follows:
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2
3
4
5
6
7
8

		$	,000
01	Population Health Services		554,647
02	Primary and Community Based Services		1,186,912
03	Aboriginal Health Services		97,297
04	Outpatient Services		1,665,318
05	Emergency Services		1,767,349
06	Inpatient Hospital Services		7,728,235
07	Mental Health Services		1,340,004
08	Rehabilitation and Extended Care Services		1,265,395
09	Teaching and Research		805,608
10	Cluster Grant Funding		10,181

	Total		16,420,946

(2)	Capital appropriation

The sum of $703,889,000 is appropriated to the Minister for Health and Minister for Medical Research for the capital works and services of the Department of Health.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $920,994,000, disaggregated as follows:
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10
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12
13
14

$000
01	Primary and Community Based Services	12,289

Appropriation Bill 2011	Clause 12

Appropriation (Departments)	Part 2

		$	,000
02	Outpatient Services		117,534
03	Emergency Services		63,120
04	Inpatient Hospital Services		493,631
05	Mental Health Services		113,829
06	Rehabilitation and Extended Care Services		103,174
07	Teaching and Research		17,417

	Total		920,994

Division 7 Premier and Cabinet
12	Department of Premier and Cabinet
(1)	Recurrent appropriation

The sum of $922,868,000 is appropriated to the Premier and Minister for Western Sydney for the recurrent services of the Department of Premier and Cabinet.

Note (expenses): This recurrent appropriation will fund expenses of $1,683,292,000, disaggregated as follows:

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2

3

4
5
6
7
8

		$	,000
01	NSW 2021 Plan Leadership and Support		4,137
02	Economic and Regional Coordination		21,583
03	Services and Capabilities Improvement		9,576
04	Policy Support		27,931
05	Administrative Support for Government		105,852
06	Communications and Advertising		5,400
07	Capacity Building, Oversight and Provision of Advice for Local Government		13,595
08	Pensioner Rebate Scheme		76,000
09	Companion Animals Program		6,437
10	Environment and Heritage, Policy and Programs		640,421
11	Environment Protection and Regulation		116,647

Clause 12	Appropriation Bill 2011

Part 2	Appropriation (Departments)

		$	,000
12	Country, Culture and Heritage		13,268
13	Parks and Wildlife		411,014
14	Scientific Services		48,741
15	Personnel Services		55,908
16	Cluster Grant Funding		126,782

	Total		1,683,292

(2)	Capital appropriation

The sum of $37,437,000 is appropriated to the Premier and Minister for Western Sydney for the capital works and services of the Department of Premier and Cabinet.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $58,376,000, disaggregated as follows:

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2 3

4

5 6

		$	,000
01	Policy Support		188
02	Administrative Support for Government		1,392
03	Capacity Building, Oversight and Provision of		145
	Advice for Local Government
04	Environment and Heritage, Policy and Programs		7,839
05	Environment Protection and Regulation		2,535
06	Country, Culture and Heritage		321
07	Parks and Wildlife		39,884
08	Scientific Services		6,072

	Total		58,376

Appropriation Bill 2011	Clause 13

Appropriation (Departments)	Part 2

Division 8 Planning and Infrastructure
13	Department of Planning and Infrastructure
(1)	Recurrent appropriation

The sum of $102,482,000 is appropriated to the Minister for Planning and Infrastructure and Minister Assisting the Premier on Infrastructure NSW for the recurrent services of the Department of Planning and Infrastructure.

Note (expenses): This recurrent appropriation will fund expenses of $195,883,000, disaggregated as follows:

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2

3

4 5 6 7 8 9

		$	,000
01	Strategies and Land Release		71,217
02	Plan Making and Urban Renewal		47,217
03	Development Assessment		44,376
04	Personnel Services		33,073

	Total		195,883

(2)	Capital appropriation

The sum of $7,489,000 is appropriated to the Minister for Planning and Infrastructure and Minister Assisting the Premier on Infrastructure NSW for the capital works and services of the Department of Planning and Infrastructure.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $8,169,000, disaggregated as follows:

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11
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13 14 15 16

		$	,000
01	Strategies and Land Release		935
02	Plan Making and Urban Renewal		2,029
03	Development Assessment		5,205

	Total		8,169

Clause 14	Appropriation Bill 2011

Part 2	Appropriation (Departments)

Division 9 Trade and Investment, Regional Infrastructure and Services
14	Department of Trade and Investment, Regional Infrastructure and Services
(1)	Recurrent appropriation

The sum of $1,618,430,000 is appropriated to the Deputy Premier, Minister for Trade and Investment and Minister for Regional Infrastructure and Services for the recurrent services of the Department of Trade and Investment, Regional Infrastructure and Services.

Note (expenses): This recurrent appropriation will fund expenses of $2,437,259,000, disaggregated as follows:

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3
4

5

6 7 8 9 10 11

		$	,000
01	Trade, Business and Investment		221,753
02	Agriculture		174,245
03	Fisheries		85,586
04	Biosecurity		103,900
05	Water Management		254,681
06	Water Utilities		96,522
07	Catchments and Lands		366,372
08	Mineral Resources and Mine Safety		102,333
09	Energy Supply and Use		187,859
10	Tourism, Gaming and Arts		546,878
11	Personnel Services		261,439
12	Cluster Grant Funding		35,691

	Total		2,437,259

Appropriation Bill 2011	Clause 15

Appropriation (Departments)	Part 2

(2)	Capital appropriation

The sum of $50,092,000 is appropriated to the Deputy Premier, Minister for Trade and Investment and Minister for Regional Infrastructure and Services for the capital works and services of the Department of Trade and Investment, Regional Infrastructure and Services.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $55,249,000, disaggregated as follows:

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2
3
4 5 6 7 8

		$	,000
01	Trade, Business and Investment		113
02	Agriculture		11,471
03	Fisheries		5,469
04	Biosecurity		11,658
05	Water Management		2,290
06	Catchments and Lands		14,898
07	Mineral Resources and Mine Safety		305
08	Energy Supply and Use		650
09	Tourism, Gaming and Arts		8,395

	Total		55,249

Division 10 Transport
15	Department of Transport
(1)	Recurrent appropriation

The sum of $9,712,165,000 is appropriated to the Minister for Transport for the recurrent services of the Department of Transport.

Note (expenses): This recurrent appropriation will fund expenses of $9,796,488,000, disaggregated as follows:

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10

11

12 13 14 15

		$	,000
01	Transport Infrastructure and Development		3,974,341
02	Integrated Transport Service Delivery		3,781,512

Clause 16	Appropriation Bill 2011

Part 2	Appropriation (Departments)

		$	,000
03	Integrated Transport Planning and Management		2,022,909
04	Cluster Grant Funding		17,726

	Total		9,796,488

(2)	Capital appropriation

The sum of $218,595,000 is appropriated to the Minister for Transport for the capital works and services of the Department of Transport.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $366,449,000, as follows:

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2
3 4
5

		$	,000
01	Transport Infrastructure and Development		366,449

Division 11 Treasury
16	The Treasury
(1)	Recurrent appropriation

The sum of $63,981,000 is appropriated to the Treasurer for the recurrent services of The Treasury.

Note (expenses): This recurrent appropriation will fund expenses of $75,780,000, as follows:

6

7

8

9 10 11 12

		$	,000
01	State Resource Management		75,780

Appropriation Bill 2011	Clause 17

Appropriation (Departments)	Part 2

(2)	Capital appropriation

The sum of $385,000 is appropriated to the Treasurer for the capital works and services of The Treasury.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $385,000, as follows:

1

2 3
4 5

		$	,000
01	State Resource Management		385

17	Crown Finance Entity
(1)	Recurrent appropriation

The sum of $5,350,923,000 is appropriated to the Treasurer for the recurrent services of the Crown Finance Entity.

Note (expenses): This recurrent appropriation will fund expenses of $5,210,685,000, disaggregated as follows:

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7

8
9 10 11

		$	,000
01	Debt Liability Management		1,390,140
02	Superannuation Liability Management		1,475,494
03	Central Financial Services		2,345,051

	Total		5,210,685

(2)	Capital appropriation

The sum of $4,310,518,000 is appropriated to the Treasurer for the capital works and services of the Crown Finance Entity.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $500,000, as follows:

12

13
14 15 16

		$	,000
01	Central Financial Services		500

Clause 18	Appropriation Bill 2011

Part 2	Appropriation (Departments)

18	Advance to the Treasurer
(1)	Recurrent appropriation

The sum of $150,000,000 is appropriated to the Treasurer for the recurrent services of the Advance to the Treasurer.

(2)	Capital appropriation

The sum of $135,000,000 is appropriated to the Treasurer for the capital works and services of the Advance to the Treasurer.

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2

3
4

5 6 7

Appropriation Bill 2011	Clause 19

Additional appropriation for health related services	Part 3

Part 3	Additional appropriation for health related services
19	Additional appropriation from Consolidated Fund 2011—12 for recurrent services
(1)	Out of the Consolidated Fund there is appropriated the sum identified in section 20, to the Minister specified in relation to that sum, for recurrent services, which sum may be issued and applied for or towards the use and purpose expressed in that section for the recurrent services of the Government for the year 2011—12.

(2)	The total sum appropriated out of the Consolidated Fund in accordance with the provisions of this Part is the sum of $246,000,000.

(3)	The sum appropriated by this Part is in addition to any other sum appropriated by this Act for recurrent services.

(4)	Any amounts expended for recurrent services under section 25 of the Public Finance and Audit Act 1983 or any Supply Act on or after 1 July 2011 and before the date of assent to this Act are taken to have been expended out of such of the sum for recurrent services set out in section 20 as may be determined by the Treasurer.
20	Special appropriation to Minister for Health—additional revenue from gaming machine taxes
The sum of $246,000,000 is appropriated to the Minister for Health for the recurrent services of the Department of Health.

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21 22

Clause 21	Appropriation Bill 2011

Part 4	Appropriation (Special Offices)

Part 4	Appropriation (Special Offices)

Division 1	General appropriation
21	Appropriation from Consolidated Fund 2011—12 for recurrent services (Special Offices)
(1)	Out of the Consolidated Fund there are hereby appropriated the sums identified in sections 23—30, as sums appropriated by this Act for recurrent services, which sums may be issued and applied for or towards the several uses and purposes expressed in those sections for recurrent services for the year 2011—12.

(2)	The total sum appropriated out of the Consolidated Fund for recurrent services for the year 2011—12 in accordance with the provisions of sections 23—30 is the sum of $285,001,000.

(3)	Any amounts expended for recurrent services under section 25 of the Public Finance and Audit Act 1983 or any Supply Act on or after 1 July 2011 and before the date of assent to this Act are taken to have been expended out of such of the sums for recurrent services set out in sections 23—30, as may be determined by the Treasurer.
22	Appropriation from Consolidated Fund 2011—12 for capital works and services (Special Offices)
(1)	Out of the Consolidated Fund there are hereby appropriated the sums identified in sections 23—30, as sums appropriated by this Act for capital works and services, which sums may be issued and applied for or towards the several uses and purposes expressed in those sections for capital works and services for the year 2011—12.

(2)	The total sum appropriated out of the Consolidated Fund for capital works and services for the year 2011—12 in accordance with the provisions of sections 23—30 is the sum of $14,202,000.

(3)	Any amounts expended for capital works and services under section 25 of the Public Finance and Audit Act 1983 or any Supply Act on or after 1 July 2011 and before the date of assent to this Act are taken to have been expended out of such of the sums for capital works and services set out in sections 23—30, as may be determined by the Treasurer.

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Appropriation Bill 2011	Clause 23

Appropriation (Special Offices)	Part 4

Division 2	Special Offices
23	Judicial Commission of New South Wales
(1)	Recurrent appropriation

The sum of $4,855,000 is appropriated to the Attorney General and Minister for Justice for the recurrent services of the Judicial Commission of New South Wales.

Note (expenses): This recurrent appropriation will fund expenses of $5,694,000, as follows:

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		$	,000
01	Education, Sentencing and Complaints		5,694

(2)	Capital appropriation
The sum of $150,000 is appropriated to the Attorney General and Minister for Justice for the capital works and services of the Judicial Commission of New South Wales.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $150,000, as follows:

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		$	,000
01	Education, Sentencing and Complaints		150

24	Office of the Director of Public Prosecutions
(1)	Recurrent appropriation

The sum of $95,930,000 is appropriated to the Attorney General and Minister for Justice for the recurrent services of the Office of the Director of Public Prosecutions.

Note (expenses): This recurrent appropriation will fund expenses of $109,995,000, disaggregated as follows:

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		$	,000
01	Prosecutions		102,271

Clause 25	Appropriation Bill 2011

Part 4	Appropriation (Special Offices)

		$	,000
02	Victim and Witness Assistance		7,724

	Total		109,995

(2)	Capital appropriation

The sum of $1,814,000 is appropriated to the Attorney General and Minister for Justice for the capital works and services of the Office of the Director of Public Prosecutions.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $1,814,000, disaggregated as follows:

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		$	,000
01	Prosecutions		1,715
02	Victim and Witness Assistance		99

	Total		1,814

25	Independent Commission Against Corruption
(1)	Recurrent appropriation

The sum of $20,508,000 is appropriated to the Premier and Minister for Western Sydney for the recurrent services of the Independent Commission Against Corruption.

Note (expenses): This recurrent appropriation will fund expenses of $23,535,000, as follows:

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		$	,000
01	Corruption Investigation, Prevention, Research and Education		23,535

Appropriation Bill 2011	Clause 26

Appropriation (Special Offices)	Part 4

(2)	Capital appropriation

The sum of $4,983,000 is appropriated to the Premier and Minister for Western Sydney for the capital works and services of the Independent Commission Against Corruption.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $7,070,000, as follows:
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$,000
01	Corruption Investigation, Prevention, Research and Education	7,070

26	Independent Pricing and Regulatory Tribunal
(1)	Recurrent appropriation

The sum of $20,570,000 is appropriated to the Premier and Minister for Western Sydney for the recurrent services of the Independent Pricing and Regulatory Tribunal.

Note (expenses): This recurrent appropriation will fund expenses of $23,151,000, as follows:

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01	Utilities Pricing, Regulation and Analysis and Policy 23,151 Work	23,151

(2)	Capital appropriation

The sum of $180,000 is appropriated to the Premier and Minister for Western Sydney for the capital works and services of the Independent Pricing and Regulatory Tribunal.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $180,000, as follows:

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$,000
01	Utilities Pricing, Regulation and Analysis and Policy Work	180

Clause 27	Appropriation Bill 2011

Part 4	Appropriation (Special Offices)

27	New South Wales Electoral Commission
(1)	Recurrent appropriation

The sum of $74,178,000 is appropriated to the Premier and Minister for Western Sydney for the recurrent services of the New South Wales Electoral Commission.

Note (expenses): This recurrent appropriation will fund expenses of $81,795,000, as follows:

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01	Conduct and Management of Elections	81,795

(2)	Capital appropriation

The sum of $1,760,000 is appropriated to the Premier and Minister for Western Sydney for the capital works and services of the New South Wales Electoral Commission.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $1,760,000, as follows:

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		$	,000
01	Conduct and Management of Elections		1,760

28	Ombudsman’s Office
(1)	Recurrent appropriation

The sum of $23,406,000 is appropriated to the Premier and Minister for Western Sydney for the recurrent services of the Ombudsman’s Office.

Note (expenses): This recurrent appropriation will fund expenses of $25,548,000, as follows:

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01	Complaint Resolution, Investigation, Oversight and Scrutiny	25,548

Appropriation Bill 2011	Clause 29
Appropriation (Special Offices)	Part 4

(2)	Capital appropriation

The sum of $219,000 is appropriated to the Premier and Minister for Western Sydney for the capital works and services of the Ombudsman’s Office.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $219,000, as follows:

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$,000
01	Complaint Resolution, Investigation, Oversight and Scrutiny	219

29	Police Integrity Commission
(1)	Recurrent appropriation

The sum of $18,147,000 is appropriated to the Premier and Minister for Western Sydney for the recurrent services of the Police Integrity Commission.

Note (expenses): This recurrent appropriation will fund expenses of $20,457,000, as follows:

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$,000
01	Investigations, Research and Complaint Management	20,457

(2)	Capital appropriation

The sum of $1,790,000 is appropriated to the Premier and Minister for Western Sydney for the capital works and services of the Police Integrity Commission.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $1,790,000, as follows:

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$,000
01	Investigations, Research and Complaint Management	1,790

Clause 30	Appropriation Bill 2011

Part 4	Appropriation (Special Offices)

30	Public Service Commission
(1)	Recurrent appropriation

The sum of $27,407,000 is appropriated to the Premier and Minister for Western Sydney for the recurrent services of the Public Service Commission.

Note (expenses): This recurrent appropriation will fund expenses of $28,227,000, as follows:

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$,000
01	Services and Capabilities Improvement	28,227

(2)	Capital appropriation

The sum of $3,306,000 is appropriated to the Premier and Minister for Western Sydney for the capital works and services of the Public Service Commission.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $3,306,000, as follows:

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$,000
01	Services and Capabilities Improvement	3,306

(3)	If, on commencement of this Act, the Public Service Commission has not been established, a reference in this section to the Commission is taken to be a reference to the Department of Premier and Cabinet.

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Appropriation Bill 2011	Clause 31
Appropriation (Parliament)	Part 5

Part 5 Appropriation (Parliament)
31	Appropriation for recurrent services (Parliament)
(1)	This Act appropriates the sum of $116,599,000 to the Legislature out of the Consolidated Fund for the recurrent services of the Legislature for the year 2011—12.

Note (expenses): This recurrent appropriation will fund expenses of $137,555,000, disaggregated as follows:

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		$,000
01	Chamber and Committee Support	18,156
02	Members’ Support	111,970
03	Community Access	7,429
	Total	137,555

(2)	Any amounts expended for recurrent services under section 25 of the Public Finance and Audit Act 1983 or any Supply Act on or after 1 July 2011 and before the date of assent to this Act are taken to have been expended out of the sum appropriated by this section.
32	Appropriation for capital works and services (Parliament)
(1)	This Act appropriates the sum of $8,636,000 to the Legislature out of the Consolidated Fund for the capital works and services of the Legislature for the year 2011—12.

Note (capital expenditure): This capital appropriation will fund capital expenditure of $8,636,000, disaggregated as follows:

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		$,000
01	Chamber and Committee Support	778
02	Members’ Support	6,303
03	Community Access	1,555
	Total	8,636

Clause 32	Appropriation Bill 2011

Part 5	Appropriation (Parliament)

(2)	Any amounts expended for capital works and services under section 25 of the Public Finance and Audit Act 1983 or any Parliamentary Supply Act on or after 1 July 2011 and before the date of assent to this Act are taken to have been expended out of the sum appropriated by this section.

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Appropriation Bill 2011	Clause 33

General	Part 6

Part 6 General
33	Variation of authorised payments from Consolidated Fund
(1)	In this section, purpose means any purpose for which a sum is appropriated under this Act for recurrent services or for capital works and services.

(2)	Payment of a sum appropriated under this Act for a purpose may not be made in excess of the sum specified for the purpose, except as provided by this section or Division 4 of Part 2 of the Public Finance and Audit Act 1983.

(3)	If the exigencies of government so require, the Treasurer may authorise the payment of a sum in excess of the sum (or total sum) specified for a purpose, but only if an equivalent sum is not paid out for another purpose, whether the other purpose is specified in relation to the same or a different Minister, subject to subsections (4)—(7).

(4)	A sum appropriated for recurrent services may only be paid out for recurrent services and a sum appropriated for capital works and services may only be paid out for capital works and services.

(5)	A sum appropriated under Part 3 may only be paid out for a purpose specified in Part 3.

(6)	The total sum appropriated under Part 4 may only be paid out for the purposes specified in Part 4.

(7)	A sum appropriated under Part 5 may only be paid out for a purpose specified in Part 5.

(8)	This section does not apply to sums appropriated by another Act.

(9)	This section does not enable the Treasurer to authorise the payment of a sum in augmentation of, or as an addition to, any salary or wages the amount of which has been fixed by law.

(10)	The Treasurer is to inform the Auditor-General of every authorisation given under this section.

(11)	An authorisation under this section may be given before or after the relevant payment is made.
34	Appointment of person to carry out the functions of the Treasurer under section 33
(1)	The Treasurer may appoint a person to carry out the Treasurer’s functions under section 33.

(2)	Any such appointment is subject to such conditions (if any) as the Treasurer determines.

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Clause 35	Appropriation Bill 2011

Part 6	General

(3)	The Treasurer may revoke any such appointment at any time.

(4)	A person appointed under this section has, in place of the Treasurer, the Treasurer’s function under section 33 (10) of informing the Auditor-General of every authorisation given by the person under section 33.
35	Delayed restructures
(1)	Without limiting section 33, if the responsibility for a service or function for which an appropriation is made in this Act is transferred on or after the date of assent to this Act because of the determination made before that date by the Premier to create new ministries, or to change or abolish existing ministries, and consequently to create, restructure or abolish any authority, the appropriation does not lapse and may be issued and applied, in accordance with such determination as may be made by the Treasurer, for or towards the service or function the responsibility for which is transferred.

(2)	Section 24 of the Public Finance and Audit Act 1983 does not apply to or in respect of an appropriation, service or function to which this section applies.
36	Tabling of Budget Papers
(1)	If the Legislative Assembly is not sitting at the time when a Budget Paper for the year 2011—12 is sought to be tabled in the Legislative Assembly, a Minister may, for the purpose of complying with section 27AB of the Public Finance and Audit Act 1983, present the Budget Paper to the Clerk of the Legislative Assembly to be dealt with in accordance with section 63C of that Act.

(2)	Section 63C of the Public Finance and Audit Act 1983 applies in relation to a Budget Paper that is presented to the Clerk of the Legislative Assembly under this section in the same way as it applies to a report presented to the Clerk of the Legislative Assembly under a provision of that Act.

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